UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Las Vegas Sands Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice of Availability of Proxy Materials for the Virtual Annual Stockholder Meeting of

LAS VEGAS SANDS CORP.

To Be Held On:

May 12, 2022 at 11:00 am (Pacific Time)

Virtually at https://web.lumiagm.com/282745561

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 2, 2022.

Please visit https://investor.sands.com/financials/annual-meeting/default.aspx, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report

TO REQUEST MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
TO VOTE:	WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/282745561 and be sure to have your control number available. The meeting password is sands2022.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may vote by phone until 11:59 PM EST the day before the meeting.

MAIL: You may request a card by following the instructions above. Mailed proxies must be received by May 10, 2022, in order for your vote to be counted.

1. ELECTION OF DIRECTORS:	2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

NOMINEES:	3. An advisory (non-binding) vote to approve the compensation of the named executive officers.
(1) Irwin Chafetz
(2) Micheline Chau
(3) Patrick Dumont
(4) Charles D. Forman
(5) Robert G. Goldstein	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE TEN DIRECTOR NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.
(6) Nora M. Jordan
(7) Charles A. Koppelman
(8) Lewis Kramer
(9) David F. Levi
(10) Yibing Mao

Please note that you cannot use this notice to vote by mail.

Your Vote Counts!
LAS VEGAS SANDS CORP. 2022 Virtual Annual Meeting Vote by May 11, 2022 11:59 PM ET D75282-P67867
You invested in LAS VEGAS SANDS CORP. and it’s time to vote!
You have the right to vote on proposals being presented at the Virtual Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held virtually on May 12, 2022.
Get informed before you vote
View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually atthe Meeting* Point your camera here and May 12, 2022 11:00 AM PT vote without entering a control number To be held virtually at https://web.lumiagm.com/282745561 The meeting password is sands2022. *If you choose to vote these shares virtually at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a    paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
LAS VEGAS SANDS CORP.
This is an overview of the proposals being presented at the 2022 Virtual Annual Meeting upcoming shareholder meeting. Please follow the instructions on Vote by May 11, 2022 the reverse side to vote on these important matters. 11:59 PM ET
Voting Items Board Recommends
1. Election of Directors
Nominees:
01) Irwin Chafetz 06) Nora M. Jordan
02) Micheline Chau 07) Charles A. Koppelman For 03) Patrick Dumont 08) Lewis Kramer 04) Charles D. Forman 09) David F. Levi 05) Robert G. Goldstein 10) Yibing Mao
2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting
For
firm for the year ending December 31, 2022.
3. An advisory (non-binding) vote to approve the compensation of the named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D75283-P67867